UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Sirius XM Radio Inc.

(Name of Registrant as Specified In Its Charter)

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SIRIUS XM RADIO INC.
** IMPORTANT NOTICE **
Regarding the Availability of Proxy Materials
You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
1221 AVENUE OF THE AMERICAS NEW YORK, NY 10020
Stockholder Meeting to be held on December 18, 2008
Proxy Materials Available
· Annual Report, Notice of Annual Meeting and Proxy Statement
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See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information
Meeting Type: Annual
Meeting Date: December 18, 2008
Meeting Time: 9:00 A.M. EST
For holders as of: October 20, 2008
Meeting Location:
The Equitable Center
787 7th Avenue
New York, NY 10019
Meeting Directions:
For meeting directions, please go to website:
www.epgny.com/directions.html
How To Vote
Vote In Person Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares. Vote By Internet To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Voting items
The Board of Directors recommends a vote FOR Proposals 1, 2, 3 and 4.
1. Election of Directors
Nominees:
01) Joan L. Amble 07) Mel Karmazin 02) Leon D. Black 08) John W. Mendel 03) Lawrence F. Gilberti 09) James F. Mooney 04) Eddy W. Hartenstein 10) Gary M. Parsons 05) James P. Holden 11) Jack Shaw 06) Chester A. Huber, Jr. 12) Jeffrey D. Zients
2. To approve an amendment to our certificate of incorporation to increase the number of authorized shares of our common stock from 4,500,000,000 to 8,000,000,000 shares.
3. To approve an amendment to our certificate of incorporation to (i) effect a reverse stock split of our common stock by a ratio of not less than one-for-ten and not more than one-for-fifty at any time prior to December 31, 2009, with the exact ratio to be set at a whole number within this range to be determined by our board of directors in its discretion, and (ii) reduce the number of authorized shares of our common stock as set forth in our proxy statement.
4. To ratify the appointment of KPMG LLP as our registered public accountants for 2008.